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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                           ---------------------------


Date of Report  December 22, 1995
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            First Union Real Estate Equity and Mortgage Investments
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             (Exact name of registrant as specified in its charter)

          Ohio                              1-6249                      34-6513657
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(State or other jurisdiction        (Commission File Number)        (I.R.S. Employer
of incorporation)                                                    Identification No.)

      Suite 1900, 55 Public Square
               Cleveland, Ohio                                44113-1937
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (216) 621-7227
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Former name or former address, if changed since last report.

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                      Total number of pages in report 18
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ITEM 5.   OTHER EVENTS

               (a) On December 8, 1995, Registrant concluded negotiations with Richard M. Osborne and Turkey Vulture Fund XIII Ltd. (collectively, "Osborne") to settle certain litigation pending between the Registrant and Osborne arising from Osborne's purchase and ownership of shares of beneficial interest of the Registrant. On December 13, 1995 the Registrant and Osborne signed a Settlement and Standstill Agreement, and issued a press release relating to the Agreement on December 14, 1995.

               (b) Exhibit

                    (20)Other Documents

                         (a) Settlement and Standstill Agreement

                         (b) Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Union Real Estate Equity
                                           and Mortgage Investments
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                                                 (Registrant)

Date:    December 22, 1995              By:   /s/ Paul F. Levin
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                                              Paul F. Levin
                                              Senior Vice President, Secretary
                                               and General Counsel